UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 20, 2020

BRIGGS & STRATTON CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	1-01370	39-0182330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12301 W Wirth St, Wauwatosa, Wisconsin 53222
(Address of principal executive offices)

(414) 259-5333
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act*:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.01 per share)	BGGSQ	N/A
* On August 4, 2020, a Form 25 relating to the delisting and deregistration under Section 12(b) of the Act of the registrant’s common stock was filed by the New York Stock Exchange.  The registrant’s common stock trades on the OTC Pink Market.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

As previously disclosed, on July 20, 2020, Briggs & Stratton Corporation (the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for Eastern District of Missouri (the “Bankruptcy Court”). Capitalized terms used but not otherwise defined in this Current Report on Form 8-K have the meanings ascribed to them in the Current Report on Form 8-K filed by the Company on November 9, 2020 with the Securities and Exchange Commission (the “SEC”).

On November 20, 2020, the Company filed its monthly operating report for the period beginning September 28, 2020 and ending October 25, 2020 (the “Monthly Operating Report”) with the Bankruptcy Court. The Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Monthly Operating Report and other filings with the Bankruptcy Court related to the Chapter 11 Cases are available at a website administered by the Company’s noticing and claims agent, Kurtzman Carson Consultants LLC, at http://www.kccllc.net/Briggs. The information set forth in Item 7.01 of this Current Report on Form 8-K will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.

In accordance with General Instruction B.2 of Form 8-K, the information being furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

The Company expects that equity holders will experience a complete loss of their investment and therefore cautions against trading in the Company’s equity securities.

Item 8.01.	Other Events

On November 20, 2020, in connection with the Exmark Litigation (as defined and described in the Company’s Current Report on Form 8-K filed on October 13, 2020 with the SEC (the “October 13 8-K”)), the Company and Exmark Manufacturing Company, Inc. (“Exmark”) entered into a settlement agreement, pursuant to which: (i) the Company agreed to pay Exmark $33,650,000 (the “Settlement Amount”) upon approval of the settlement by the Bankruptcy Court, (ii) payment of the Settlement Amount will be deemed to fully satisfy the judgment of the U.S. District Court for the District of Nebraska against the Company (which was affirmed by the U.S. Court of Appeals for the Federal Circuit), (iii) the Company and Exmark shall release all claims against the other party as it relates to the Exmark Litigation, and (iv) Exmark shall release the Appeal Bond (as defined in the October 13 8-K).

Cautionary Statement about the Monthly Operating Report

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles in the United States, is in a format prescribed by applicable bankruptcy laws or rules, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

Cautionary Statement on Forward-Looking Statements

Various statements in this Current Report on Form 8-K, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which include the following: risks and uncertainties relating to the Chapter 11 Cases, including but not limited to, the terms of and potential transactions contemplated by the Amended Plan and Amended Disclosure Statement, including the timing of the filing by the Company of a Form 15 with the SEC, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the duration of the Chapter 11 Cases, risks associated with third-party motions in the Chapter 11 Cases, and the Company’s ability to realize proceeds from remaining assets; risks related to the trading of the Company’s common stock on the OTC Pink Market, particularly because the Amended Plan provides that there will not be sufficient funds or other assets to allow holders of the Company’s common stock to receive any distribution of value in respect of their equity interests; risks relating to the Company’s ability to obtain the requisite vote of creditors to approve the Amended Plan or Bankruptcy Court confirmation of the Amended Plan; the uncertainty as to when or whether the effective date of the Amended Plan will occur as currently expected by the Company; and the risk that the Chapter 11 Cases may be converted to cases under chapter 7 of the Bankruptcy Code; as well as other risk factors set forth in the Amended Disclosure Statement included as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed by the Company on November 9, 2020 with the SEC. The Company therefore cautions readers against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The exhibit listed in the Exhibit Index below is filed as part of this report.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Monthly Operating Report, for the period covering September 28, 2020 through October 25, 2020, filed with the United States Bankruptcy Court for Eastern District of Missouri

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGGS & STRATTON CORPORATION

Date: November 23, 2020	By:	/s/ Kathryn M. Buono
Kathryn M. Buono
Vice President & Secretary